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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 26, 2001


                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           TEXAS                                 1-8581                                     72-6108468
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)                                                       IDENTIFICATION NUMBER)



 JP MORGAN CHASE BANK, TRUSTEE
 INSTITUTIONAL TRUST SERVICES
     700 Lavaca 5th Floor
       Austin, Texas                                                                           77002
(Address of Principal Executive Offices)                                                     (Zip Code)

       Registrant's Telephone Number, Including Area Code: (512) 479-2562



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                                        2

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Exhibit 99 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99               Press Release Dated December 26, 2001






                                       1
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FREEPORT-MCMORAN OIL AND GAS
                                       ROYALTY TRUST


                                       By:  JPMORGAN CHASE BANK,
                                            Trustee


                                       By:     /s/ MIKE ULRICH
                                          --------------------------------------
                                                  Mike Ulrich
                                           Vice President and Trust Officer


December 26, 2001



                                       2
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                                  EXHIBIT INDEX


Exhibit
Number                     Exhibit Description
-------                    -------------------

 99                        Press Release Dated December 26, 2001